MASSMUTUAL PREMIER FUNDS

MassMutual Barings Dynamic Allocation Fund

Supplement dated August 18, 2016 to the

Prospectus dated February 1, 2016 and the

Summary Prospectus dated February 1, 2016

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus and any previous supplements.

The following information pertains to the MassMutual Barings Dynamic Allocation Fund:

The Board of Trustees of the MassMutual Premier Funds has approved a Plan of Liquidation and Termination pursuant to which it is expected that the MassMutual Barings Dynamic Allocation Fund (the “Fund”) will be dissolved. Effective on or about August 29, 2016 (the “Termination Date”), shareholders of the various classes of shares of the Fund will receive proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.

Please note that prior to the Termination Date, the Fund may hold most or all of its assets in cash or cash equivalents and therefore may not be able to meet its investment objective.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3000M-16-07

BDA-16-05